SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 33-14987-A

Date of Report: August 30, 2006

SUNBURST ACQUISITIONS VII, INC.

(Exact name of registrant as specified in its charter)

Colorado (State of other jurisdiction of incorporation or organization)	84-1461844 (IRS Employer Identification No.)

FuLiQianXi Business Center, Room 606, 11 XinGangXi Road, Guangzhou, China (Address of principal executive offices)	510260 (Postal Code)

86-139250 71672

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition of Assets
Item 3.02	Unregistered Sale of Equity Securities
Item 5.02	Election of Directors; Appointment of Principal Officers
Item 5.06	Change in Shell Company Status

On August 31, 2006 Sunburst Acquisitions VII, Inc. (“Sunburst”) acquired all of the capital stock of Splendid Group Investments Limited, a corporation organized under the laws of British Virgin Islands (“Splendid”). Splendid is a holding company that owns 100% of the equity in Guangzhou Junlian Correspondence Technology Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“Junlian”). Prior to the acquisition, Splendid was owned by Max Concepts Limited and Noble Sense Consultants Limited. Zhang Jun Chuan, the Chairman and majority shareholder of Sunburst, is the Trustee and beneficiary of Max Concepts Limited.

In connection with the closing of the acquisition (the “Share Exchange”) on August 31, 2006, the following took place:

•
Sunburst issued 5,935,000 shares of common stock to Max Concepts Limited and Noble Sense Consultants Limited in exchange for ownership of Splendid. Those two entities simultaneously assigned all of the 5,935,000 shares to Zhang Jun Chuan.

•	The Board of Directors of Sunburst elected Yu Hong Tu (the Chief Executive Officer of Junlian) and Xu Jun to serve as members of the Board.

•	The Board of Directors elected Yu Hong Tu to serve as Chief Executive Officer and Corporate Secretary of Sunburst, and elected Wang Lei to serve as Chief Financial Officer of Sunburst.

New Management

After implementing the changes in management that accompanies the Share Exchange, the executive officers and directors of Sunburst are:

Name	Age	Position with the Company	Director Since
Zhang Jun Chuan	32	Chairman of the Board	2006
Yu Hong Tu	34	Vice Chairman, Chief Executive Officer, Corporate Secretary	2006
Wang Lei	32	Chief Financial Officer	--
Xu Jun	28	Director	2006

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the Board of Directors.

Zhang Jun Chuan. Mr. Zhang is currently employed as Chairman of the Board of both Junlian, a company that he and Mr. Yu founded in 2006 and Guangzhou Junlian Correspondence Science & Technology Co., Ltd. (“Junlian S&T”), a company that he and Mr. Yu founded in 2003. During the four years prior to organizing Junlian S&T, Mr. Zhang was employed as Director and General Manager of Guangzhou Peixing Trading Ltd., a trading company. From 1997 to 1999 Mr. Zhang was the Sales Manager for Shanghai Jinlitai Chemical Paint Co., Ltd. Mr. Zhang holds a B.A. degree from Shanghai Huadong Chemical Engineering College, with a concentration in chemical engineering. He also earned an EMBA from the South China University of Technology.

Yu Hong Tu. Mr. Yu is currently employed as Chief Executive Officer of Junlian, a company that he and Mr. Zhang founded in 2006. From 2003 to 2006 Mr. Yu served as Chief Executive Officer of Junlian S&T, a company that he and Mr. Zhang founded in 2003. During the two years prior to forming Junlian, Mr. Yu was employed as Chief Executive Officer of Hong Kong Pioneer Investment Development Ltd., a risk capital investment firm. Previously Mr. Yu was employed as Director and General Manager of Hong Kong Investment Holding Group, Ltd. and as Deputy Manager for Canada Huaduoli Group Co. Ltd. Mr. Yu has been appointed as Senior Lecturer at the Singapore Asia Australia Management College. He is a graduate of the Beijing Foreign Economic and Trading College and of the Hong Kong Polytechnic College.

Wang Lei. Ms. Wang has been employed as Chief Finance Officer of Junlian since May 2006. From June 2004 until April 2006 Ms. Wang was employed as Assistant Manager for Guangdong Kaowick Certified Public Accountants. From September 1995 until June 2004 she was employed as Deputy Manager in the finance department of the Zhuhai branch of the Guangdong Overseas Construction Company. Ms. Wang holds a degree from Jiangxi University of Finance and Economics with a concentration in accounting.

Xu Jun. From 2003 until May 2006 Mr. Xu was employed as Senior Manager by the Shanghai Keweisi Investment Co., Ltd. From 2002 to 2003 Mr. Xu was employed as Deputy Head of the Corporate Finance Department of Shanghai Zhongcai Guaranty Co., Ltd. From 2001 until 2002 Mr. Xu was a Junior Analyst in the Shanghai Representative Office of ICEA Finance Holdings Limited. Mr. Xu is currently matriculating in the M.B.A. program at the University of Chicago. He holds a Bachelor’s Degree from the Shainghai Institute of Foreign Trade with a major in International Finance.

Nominating and Audit Committee

The Board of Directors will not have an audit committee or a nominating committee immediately after the closing of the merger, due to the small size of the Board. The Board will also not have an “audit committee financial expert.”

Shareholder Communications

The Board of Directors will not adopt a procedure for shareholders to send communications to the Board of Directors until it has reviewed the merits of several alternative procedures.

Principal Shareholders

Upon completion of the Share Exchange, there were 9,720,000 shares of Sunburst common stock issued and outstanding. The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of this Report by the following:

•	each shareholder known by us to own beneficially more than 5% of our common stock;

•	Yu Hong Tu, our Chief Executive Officer

•	each of our directors; and

•	all directors and executive officers as a group.

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Zhang Jun Chuan	9,234,000	95.0%

Yu Hong Tu	0	--

Xu Jun	0	--
809 S. Damen Avenue
Chiacago, IL 60612

All officers and directors
(4 persons)	9,234,000	95.0%

________________________________
(1)  Unless otherwise indicated, the address of each individual is c/o Guangzhou Junlian Correspondence Technology Co, Ltd., FuLiQianXi Business Center, Room 606, 11 XinGangXi Road, Guangzhou, P.R. China 510260.

INFORMATION REGARDING THE ACQUIRED COMPANY

Business

Splendid is a British Virgin Islands corporation. Its only asset is the registered capital stock of Junlian.

Junlian is a corporation organized under the laws of the People’s Republic of China. It was organized in May 2006 to engage in consulting, systems development, and customer service in the field of surveillance technology. Junlian was organized by the management of Guangzhou Junlian Correspondence Science and Technology Co., Ltd. (“Junlian S&T”). For the immediate future, the primary or exclusive business of Junlian will be to provide services to Junlian S&T.

Junlian S&T has been involved in the business of developing and installing private surveillance systems in China since 2003. In May 2006 it entered into a Strategic Cooperation Agreement with Junlian, pursuant to which Junlian will provide services required by Junlian S&T in connection with fulfilment of its development contracts. In compensation for its services, Junlian S&T will pay Junlian a fixed fee of 150,000 Renminbi (“RMB”) per month, i.e. approximately $18,750, and a commission to be determined by Junlian S&T and Junlian on a per-project basis. Junlian S&T has guaranteed that its aggregate annual payments to Junlian will be no less than 3,000,000 RMB (@$375,000).

Junlian S&T develops and implements surveillance systems for a wide variety of private clients. The types of systems that Junlian S&T offers may be categorized thus:

➢
Ultra Long Distance Surveillance Systems. These systems permit occupants of a central command location to monitor both sound and visual images collected from a network of surveillance points arrayed over distances in excess of several thousand kilometres. The system can be operated from either a fixed command location or a mobile location, in both cases with a high resolution of sound and image. The system operates on a broad range of wireless frequencies, thus eliminating the cost of wiring and obviating the need to secure rights to a given frequency. The system can also be integrated with a companion communications system that will permit participation in the monitoring and analysis of data by personnel at multiple locations. The system has utility for water conservation, oil field monitoring, the electric power industry, mining locations, airports and harbors. With the integrated communications system, Junlian S&T’s long distance surveillance system also facilitates off-site medical diagnosis and treatment, as well as an array of security and videoconferencing opportunities.

➢
Wireless Public Area Security Systems. These systems apply wireless telephone technology to the task of monitoring public areas, such as financial institutions, transportation hubs, and public meeting places. The system permits the command center to adjust camera levels and lens direction through wireless transmission over a broad range of frequencies. The systems eliminate much of the hardware that increases cost of surveillance systems, as well as the expensive encoders, decoders and related software.

➢
Wireless Viewable Traffic Control Systems. By utilizing mobile phone technology, the systems facilitate the use of mobile command centers, and even permit the elimination of a centralized command. The images can be accessed from any computer monitor or television set, thus freeing the monitors from their traditional central command spot.

➢
Mobile Vehicle Monitors. The Junlian S&T technology enables a fleet owner to visually monitor the travels of its fleet, a police captain to monitor the patrol cars under his command, or an armoured car company to keep track of the whereabouts of its vehicles.

➢
Large Screen Projection Systems. Our display systems include (a) large screen conference systems, which include visual and audio display, (b) large screen teaching and training systems, designed to project or accompany a teaching program with integrated video, DVD, and computer functions, and (c) image display walls, designed to display data and/or alarms.

In order to stay at the forefront of technology, Junlian S&T has signed a memorandum of cooperation with the Department of Automation Control of Huaran Science and Technology College. The memorandum contemplates joint development of technology, as well as technology developed by the College staff to the order of Junlian S&T. Junlian S&T plans to apply ten to twenty percent of its profits to research and development.

In keeping with the rapid development of the Chinese economy in general during the past decade, the market for surveillance systems in China has been growing rapidly. Currently there are approximately 10,000 companies involved in providing surveillance systems in China. This scattered market enables a company with superior technology to quickly establish a market position. Junlian intends to compete in the market by remaining at the cutting edge of surveillance technology.

The Chinese market for surveillance systems has recently been enhanced by government regulations. The government of China has mandated that security surveillance systems be installed in:

➢	all coal mines by 2008. There are approximately 28,000 coal mines in China.

➢	all Justice Department facilities and courts.

➢	all major streets in 660 cities.

➢	all facilities involved in the 2008 Olympic games in Beijing, the 16th Asia Sports Games to be held in Guangzhou in 2010, and the 2010 World Expo in Shanghai.

Junlian currently employs 23 workers, all on a full-time basis.

Management’s Plan of Operation

In June 2006 members of Management loaned 700,000 Hong Kong Dollars (@ $87,500) to Splendid, which then contributed that sum to the capital of Junlian. The funds were used to outfit the offices necessary for Junlian to initiate operations and to provide initial working capital. Management does not expect that additional capital contributions will be required during the next few years.

Because the initial business of Junlian is to provide consulting services to Junlian S&T, we have no immediate capital requirements beyond the initial offices and any expansions that the growth of business may demand. The capital invested in an office is not significant relative to the revenue that the office can generate. Therefore, even as we grow and expand, the availability of capital should not be a significant issue.

Our primary financial concern, therefore, is that we maintain sufficient working capital to enable us to finance our receivable from Junlian S&T - to pay our staff and office expenses while awaiting payment for the services they have provided. The aging of that receivable will depend, primarily, on the cash flow experienced by Junlian S&T. Because Junlian S&T requires significant downpayments before it enters into a project, we expect that Junlian S&T will be able to settle its account with us on a current basis. We do not, therefore, expect to have to maintain more than one month’s working capital in reserve.

Our contract with Junlian S&T provides for a base payment of 150,000 RMB (@$18,750) per month. In addition, Junlian S&T will pay Junlian commissions that will be negotiated on a per contract basis. Junlian S&T has guaranteed that its aggregate payments per year will be no less than 3,000,000 RMB (@$375,000). That amount exceeds the revenue reported by Junlian S&T for the year ended December 31, 2005. While Junlian S&T’s level of operations has increased several-fold in 2006, we still have no assurance that Junlian S&T will be able to fund the minimum commitment, nor whether we can reasonably expect revenues to exceed the minimum commitment

We anticipate that in the future our business will expand to include services for clients other than Junlian S&T. That expansion will necessitate a revision to our financial model, as we will assume responsibility for financing individual development projects. Prior to undertaking that expansion, it will be necessary for us to obtain significant additional capital by selling debt or equity instruments.

Off-Balance Sheet Arrangements

Neither Splendid nor Junlian has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

Risk Factors That May Affect Future Results

You should carefully consider the risks described below before buying our common stock. If any of the risks described below actually occurs, that event could cause the trading price of our common stock to decline, and you could lose all or part of your investment.

Our business plan will fail if our relationship with Junlian S&T is not profitable, or if management’s conflict of interest is not resolved in the interest of Junlian.

Our business plan is, in its initial stages, entirely focused on providing services to Junlian S&T. Our success, therefore, will depend on the success of Junlian S&T. Junlian S&T itself is in its growth period, and the revenues that it has recorded to date are less than will be necessary for Junlian S&T to meet its contractual commitments to Junlian. In addition, the contract between Junlian and Junlian S&T leaves the amount of compensation that Junlian S&T will pay to Junlian for its services to the discretion of management. Since both entities share the same management, they will have a conflict of interest. Unless they resolve that conflict by affording a fair rate of revenue to Junlian, our financial results will be adversely affected.

A recession in China could significantly hinder our growth.

The services we provide are not essential services. The size of our market will depend on the amount of funds that businesses have available to invest in capital improvements. If there is a downturn in business activity in China, it will reduce the market for our services. Many financial commentators expect a recession to occur in China in the near future. The occurrence of a recession could significantly hinder our efforts to implement our business plan.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled engineers and technicians, as well as sales personnel experienced in the sale of advanced technology. Qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand. Therefore we may not be able to successfully attract or retain the personnel we need to succeed.

We may have difficulty establishing adequate management and financial controls in China.

The People’s Republic of China has only recently begun to adopt the management and financial reporting concepts and practices that investors in the United States are familiar with. We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company. If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

Government regulation may hinder our ability to function efficiently.

The People’s Republic of China is generally supportive of our business activities. Nevertheless, the national, provincial and local governments in China are highly bureaucratized. The day-to-day operations of our business require frequent interaction with representatives of the Chinese government institutions. The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting. Significant delays can result from the need to obtain governmental approval of our activities. These delays can have an adverse effect on the profitability of our operations. In addition, compliance with regulatory requirements applicable to surveillance activities may increase the cost of our operations, which would adversely affect our profitability.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Currency fluctuations may adversely affect our operating results.

Junlian generates revenues and incurs expenses and liabilities in Renminbi, the currency of the People’s Republic of China. However, as a subsidiary of Sunburst, it will report its financial results in the United States in U.S. Dollars. As a result, our financial results will be subject to the effects of exchange rate fluctuations between these currencies. From time to time, the government of China may take action to stimulate the Chinese economy that will have the effect of reducing the value of Renminbi. In addition, international currency markets may cause significant adjustments to occur in the value of the Renminbi. Any such events that result in a devaluation of the Renminbi versus the U.S. Dollar will have an adverse effect on our reported results. We have not entered into agreements or purchased instruments to hedge our exchange rate risks.

We have limited business insurance coverage.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

III. Risks attendant to our management

Our business development would be hindered if we lost the services of our Chairman or our Chief Executive Officer.

Zhang Jun Chuan and Yu Hong Tu are the principal executive officers and founders of Junlian. Messrs. Zhang and Yu are responsible for strategizing not only our business plan but also the means of financing it. If either of them were to leave Junlian or become unable to fulfil his responsibilities, our business would be adversely affected. At the very least, there would be a delay in the development of Junlian until a suitable replacement for the executive could be retained.

Sunburst is not likely to hold annual shareholder meetings in the next few years.

Management does not expect to hold annual meetings of shareholders in the next few years, due to the expense involved. The current members of the Board of Directors were appointed to that position by the previous directors. If other directors are added to the Board in the future, it is likely that the current directors will appoint them. As a result, the shareholders of Sunburst will have no effective means of exercising control over the operations of Sunburst.

Your ability to bring an action against us or against our directors, or to enforce a judgment against us or them, will be limited because we conduct all of our operations in China and because most of our management resides outside of the United States.

We conduct all of our operations in China through our wholly-owned subsidiary. All but one of our directors and officers reside in China and all of the assets of those Chinese residents are located outside of the United States. As a result, it may be difficult or impossible for you to bring an action against us or against these individuals in the United States in the event that you believe that your rights have been infringed under the securities laws or otherwise. Even if you are successful in bringing an action of this kind, the laws of the United States and of China may render you unable to enforce a judgment against our assets or the assets of our directors.

Properties

The executive and operational offices of Junlian are located in the FuLiQianXi Business Center in Guangzhou. Junlian occupies 81 square meters of office space. Junlian pays a monthly rent of 6,000 RMB ($750) for the offices.

Executive Compensation

Information regarding the compensation paid to the executive officers of Sunburst during the past three fiscal years is set forth in Item 10 of Sunburst’s Annual Report on Form 10-KSB for the year ended June 30, 2006, which was filed with the Securities and Exchange Commission on August 22, 2006. None of the individuals who served as officers of Sunburst prior to the Share Exchange remains an officer of Sunburst.

Related Party Transactions

On August 28, 2006 Zhang Jun Chuan purchased 3,299,000 shares of Sunburst common stock for $200,000. The shares were purchased from Jay Lutsky, who was sole officer and sole director of Sunburst, Michael R. Quinn, Haining Zhang, Mark Schindler and Frank J. Haritan, who was general counsel to Sunburst.

Zhang Jun Chuan, who is Sunburst’s Chief Executive Officer, is the trustee and beneficiary of Max Concepts Limited, which owned 65% of the capital stock of Splendid prior to the Share Exchange. By arrangement between Mr. Zhang and the other shareholder of Splendid, all of the shares issued by Sunburst in exchange for the outstanding stock of Splendid were issued to Mr. Zhang. Sunburst did not obtain an independent evaluation of the fairness of the transaction.

The business of Junlian consists primarily of performing services for Guangzhou Junlian Correspondence Science & Technology Co., Ltd. (“Junlian S&T”). The revenue that Junlian will earn from performing services for Junlian S&T will be determined primarily by the management of Junlian, who are also the management of Junlian S&T.

Description of Securities

Sunburst is authorized to issue 100,000,000 shares of Common Stock, no par value per share, of which 9,720,000 shares are outstanding. Sunburst is also authorized to issue 20,000,000 shares of preferred stock, none of which are outstanding.

Holders of the Common Stock are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders. There is no cumulative voting in the election of directors. Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock out of funds legally available therefor and, in the event of liquidation, dissolution or winding up of the Company, to share rateably in all assets remaining after payment of liabilities. The holders of Common Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments. There are no redemption or sinking fund provisions applicable to the Common Stock. The Common Stock currently outstanding is validly issued, fully paid and non-assessable.

The Board of Directors is authorized to issue the preferred stock in such classes and with such privileges, limitations and rights as it chooses. The Board of Directors may issue the preferred stock with or without voting rights, with such preferences over the common stock as it deems appropriate, and with the right to convert into common stock on such terms as the Board of Directors shall determine.

Market Price and Dividends on Sunburst Common Equity and Other Shareholder Matters

Information regarding the market price of Sunburst common equity, payment of dividends, and other shareholder matters is set forth in Item 5 of Sunburst’s Annual Report on Form 10-KSB for the year ended June 20, 2006, which was filed with the Securities and Exchange Commission on August 22, 2006.

Legal Proceedings

Neither Sunburst nor Splendid nor Junlian is party to any material legal proceedings.

Changes in and Disagreements with Accountants

Not applicable.

Indemnification of Directors and Officers

Sections 7-109-102 and 7-109-107 of the Colorado Business Corporation Act authorize a corporation to provide indemnification to a director, officer, employee, fiduciary or agent of the corporation against expenses reasonably incurred by him in connection with such action, suit or proceeding, if such party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that with respect to any action which results in a judgment against the person and in favor of the corporation or with respect to an action in which it is determined that the person derived an improper personal benefit, the corporation may not indemnify unless a court determines that the person is fairly and reasonably entitled to the indemnification. Section 7-109-103 of the Act further provides that indemnification shall be provided if the party in question is successful on the merits.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, employees or agents of Sunburst pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by Sunburst of expenses incurred or paid by a director, officer, employee or agent of Sunburst in the successful defence of any proceeding) is asserted by such director, officer, employee or agent in connection with the securities being registered, Sunburst will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 9.01	Financial Statements and Exhibits

Financial Statements	Page
Audited financial statements of Splendid Group Investments Limited for the period from January 3, 2006 (date of incorporation) to May 31, 2006	F-1

Exhibits

10-a	Share Exchange Agreement dated August 30, 2006 between Sunburst Acquisition VII, Inc. and Zhang Jun Chuan.

10-b	Strategic Cooperation Agreement dated May 28, 2006 between Guangzhou Junlian Correspondence Technology Co., Ltd. and Guangzhou Junlian Correspondence Science & Technology Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 7, 2006	SUNBURST ACQUISITIONS VII, INC.

	By:	/s/ Yu Hong Tu
Yu Hong Tu, Chief Executive Officer

*  *  *  *  *

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sole Director and Stockholder of
Splendid Group Investments Limited
(A development stage company)

We have audited the accompanying consolidated balance sheet of Splendid Group Investments Limited (the “Company”) and its subsidiary as of May 31, 2006 and the related consolidated statements of operations, stockholder’s deficit and cash flows for the period from January 3, 2006 (date of incorporation) to May 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company and its subsidiary as of May 31, 2006, and the consolidated results of their operations and their cash flows for the period from January 3, 2006 (date of incorporation) to May 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

PKF
Certified Public Accountants
Hong Kong
June 26, 2006

SPLENDID GROUP INVESTMENTS LIMITED

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEET

AT MAY 31, 2006

US$
ASSET

Current asset
Cash and cash equivalents	998

Total asset	998

LIABILITIES AND STOCKHOLDER’S DEFICIT

Current liabilities
Amount due to a director (Note 3)	1,288
Accrued expenses	5,000

Total liabilities	6,288

Stockholder’s deficit
Common stock, US$1 par value
- 50,000 shares authorized
- 1 share issued and outstanding	1
Deficit accumulated during the development stage	(5,291)

Total stockholder’s deficit	(5,290)

Total liabilities and stockholder’s deficit	998

See accompanying notes to financial statements

SPLENDID GROUP INVESTMENTS LIMITED

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD FROM
JANUARY 3, 2006 (DATE OF INCORPORATION) TO MAY 31, 2006

US$

Revenue	-

Expenses
General and administrative expenses	(5,291)

Loss before income taxes	(5,291)

Income taxes (Note 4)	-

Net loss	(5,291)

Weighted average number of outstanding shares - Basic and diluted	1

Net loss per share - Basic and diluted (Note 5)	(5,291)

See accompanying notes to financial statements

SPLENDID GROUP INVESTMENTS LIMITED

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S DEFICIT

FOR THE PERIOD FROM
JANUARY 3, 2006 (DATE OF INCORPORATION) TO MAY 31, 2006

				Deficit
				accumulated
	Common stock		Additional	during the
		Par	paid-in	development
	No. of	value	capital	stage	Total
	share	US$	US$	US$	US$

Issuance of common stock	1	1	-	-	1

Net loss	-	-	-	(5,291)	(5,291)

Balance, May 31, 2006	1	1	-	(5,291)	(5,290)

See accompanying notes to financial statements

SPLENDID GROUP INVESTMENTS LIMITED

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM
JANUARY 3, 2006 (DATE OF INCORPORATION) TO MAY 31, 2006

US$

Cash flows from operating activities :
Net loss	(5,291)
Changes in operating liability :
Accrued expenses	5,000

Net cash used in operating activities	(291)

Cash flows from financing activities :
Proceeds from issuance of common stock	1
Advance from a director	1,288

Net cash provided by financing activities	1,289

Net change in cash and cash equivalents and cash and cash equivalents at end of period	998

Supplemental cash flow information
Cash paid for :
Interest	-
Income taxes	-

See accompanying notes to financial statements

SPLENDID GROUP INVESTMENTS LIMITED

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Corporate information

Splendid Group Investments Limited (the “Company”) was incorporated under the International Business Companies Act of the British Virgin Islands on January 3, 2006 as a company with limited liability with authorized capital of US$50,000 divided into 50,000 shares of common stock at US$1 par value.

The Company has established a foreign wholly-owned subsidiary, Guangzhou Junlian Correspondence Technology Co., Ltd. (“Guangzhou Junlian”), in the People’s Republic of China (the “PRC”). The capital injection to Guangzhou Junlian was made by the Company subsequent to the balance sheet date and Guangzhou Junlian had no assets and liabilities as of May 31, 2006.

The Company is a development stage enterprise and has not yet generated any revenue during the current period under review. During the reporting period, the sole activity of the Company was the establishment of Guangzhou Junlian.

2.	Significant accounting policies

Principles of consolidation

The consolidated financial statements include the financial statements of the Company and Guangzhou Junlian. All material inter-company balances and transactions have been eliminated in the consolidation. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes

The Company follows the liability method of accounting for income taxes in accordance with Statement of Financial Accounting Standards No. 109. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in statement of operations in the period that includes the date of enactment or substantive enactment. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize the future benefit, or if the future deductibility is uncertain.

SPLENDID GROUP INVESTMENTS LIMITED

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Significant accounting policies (Cont’d)

Cash and cash equivalents

Cash and cash equivalents are short-term, highly liquid investments with original maturities of three months or less.

Foreign currency translation and transactions

The Company uses Hong Kong dollars (“HK$”) as the functional currency. Transactions denominated in currencies other than HK$ are translated into HK$ at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies are translated into HK$ at rates of exchange at the balance sheet dates. Exchange gains or losses arising from changes in exchange rates subsequent to the transactions dates for monetary assets and liabilities denominated in other currencies are included in the determination of net income for the respective period.

For financial reporting purposes, HK$ has been translated into United States dollars (“US$”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at period end. Income statement accounts are translated at the average rate of exchange prevailing during the period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholder’s equity as “Accumulated other comprehensive income/loss”. Gains and losses resulting from foreign currency transactions are included in other comprehensive income/loss. During the reporting periods, no foreign currency translation adjustments have been made as the exchange rate between US$ and HK$ was pegged at US$1 = HK$7.76.

Recent accounting pronouncements

In February 2006, the Financial Accounting Standards Board issued SFAS No. 166, According for Certain Hybrid Financial Instruments, which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 155”), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 simplifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies and amends certain other provision of SFAS No. 133 and SFAS No. 140. SFAS No. 155 is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring in fiscal years beginning after September 15, 2006. Earlier adoption is permitted, provided the Company has not yet issued financial statements, including for interim periods, for that fiscal year. We do not expect the adoption of SFAS No. 155 to have a material impact on our consolidated financial position, results of operations or cash flows as the Company currently has no financial instruments within the scope of SFAS No. 155.

SPLENDID GROUP INVESTMENTS LIMITED

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Significant accounting policies (Cont’d)

Recent accounting pronouncements (cont’d)

In March 2006, the FASB statement No. 156, Accounting for Servicing of Financial Assets - an amendment of FASB Statement No. 140, was issued which amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities.

This Statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract and when there is (a) a transfer of the servicer’s financial assets that meets the requirements for sale accounting; (b) a transfer of the servicer’s financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities in accordance with FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities; and (c) an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates.

The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable. An entity is permitted to choose either of the amortization method or fair value measurement method for each class of separately recognized servicing assets and servicing liabilities. At its initial adoption, the statement permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value. The statement also requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

The Company does not anticipate that the adoption of the above standards will have a material impact on these financial statements.

3.	Amount due to a director

The amount is interest-free, unsecured and repayable on demand.

SPLENDID GROUP INVESTMENTS LIMITED

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.	Income taxes

No provision for current taxes had been made since the Company and its subsidiary had no assessable profit during the reporting period.

A reconciliation of income taxes is as follows :-
Period from
January 3, 2006
to May 31, 2006
US$

Loss before income taxes	(5,291)

Expected benefit at Hong Kong profits tax rate of 17.5%	(926)
Tax effect of non-deductible expenses	926

Income taxes	-

The Company and its subsidiary did not have any temporary differences as of the balance sheet date.

5.	Net loss per share - Basic and diluted

The basic and diluted net loss per share is calculated using the net loss and the weighted average number of common stock outstanding during the reporting period. The Company has no dilutive instruments and accordingly, the basic and diluted net loss per share are the same.

6.	Commitments and contingencies

There was no significant commitments or contingent liabilities as of May 31, 2006.

7.	Related party transactions

Apart from the advance from the director as disclosed in note 3, during the period from January 3, 2006 to May 31, 2006, the Company had no other material transaction with its related parties.

8.	Subsequent event

Subsequent to the balance sheet date, the Company injected HK$700,000 to Guangzhou Junlian as its registered and fully paid-up capital.